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                                                                    EXHIBIT 10.3



                        LESSEE'S AND GUARANTOR'S CONSENT

                  As of this 20th day of July, 1998, HANOVER COMPRESSOR COMPANY, a Delaware corporation ("Lessee"), HANOVER/SMITH, INC., a Delaware corporation, HANOVER MAINTECH, INC., a Texas corporation and HANOVER LAND COMPANY, a Texas corporation (collectively the "Guarantors", individually a "Guarantor"), hereby consent and agree to all of the terms of the Assignment of Leases, Rents and Guarantee dated as of the date hereof (the "Assignment") made by HANOVER EQUIPMENT TRUST 1998A, a Delaware business trust ("Assignor"), and joined in by SOCIETE GENERALE FINANCIAL CORPORATION, a Delaware corporation, in favor of The Chase Manhattan Bank, as Agent under the Credit Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Assignor, the Agent and the financial institutions from time to time parties thereto (the "Lenders"), and further agree as follows:

                  1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Assignment, as such Assignment may be amended, supplemented or otherwise modified from time to time.

                  2. Acknowledgments, Confirmations and Agreements. (a) The Lessee acknowledges, confirms and agrees that: (i) the Lessee has the right, power and authority to enter into this consent (this "Consent"); (ii) the Lease is in full force and effect and enforceable in accordance with its terms; (iii) neither the Lessee nor, to the Lessee's knowledge, the Assignor is in default in the observance or performance of any condition or agreement to be observed or performed by the Lessee or the Assignor, respectively, thereunder; (iv) no Lease Rents have been paid by the Lessee except as provided in the Lease; (v) no Rent has been waived, released, reduced, discounted or otherwise discharged or compromised by the Assignor; and (vi) the Lessee has not received notice of any other assignment of the Lessor's interest in the Lease.

                  (b) The Guarantors acknowledge, confirm and agree that: (i) the Guarantors have the right, power and authority to enter into this Consent; and (ii) the Guarantee is in full force and effect and enforceable in accordance with its terms.

                  3. Consent. (a) The Lessee, as lessee under the Lease, consents to the Assignment and each of the terms thereof, and agrees to pay and deliver to the Assignee (or its designee) all Lease Rents and other sums payable under the Lease without any offset, deduction, defense, abatement, deferment, diminution or counterclaim, and the Lessee will not assert any offset, deduction, defense (other than the defense of payment to the Assignee (or its designee)), abatement, deferment, diminution or counterclaim in any proceeding brought under the Assignment or with respect to the transactions contemplated therein or herein. The Lessee will not, for any reason whatsoever, seek to recover from the Assignee (or its designee) any moneys paid to the Assignee (or its designee) by virtue of the Assignment. Lessee agrees (i) to deliver to the Assignee (or its designee) and the Assignor, at their addresses provided in the Participation Agreement or at such other

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addresses as the Assignee or the Assignor, as the case may be, may designate, duplicate original or copies of all notices, undertakings, demands, statements, documents and other communications which the Lessee is required or permitted to deliver pursuant to the Lease or the Assignment; (ii) that, subject to the Excepted Rights, any notice delivered or declaration made to the Lessee by the Assignee (or its designee) pursuant to the Lease shall be effective as a notice given or declaration made to the Lessee by the Assignor as lessor under the Lease; (iii) that the Assignee (and its designee) shall not by reason of the Assignment be subject to any liability or obligation under the Lease; and (iv) that, subject to the Excepted Rights, any waiver, consent or approval by the Assignor under the Lease shall not be valid unless approved in writing by the Assignee (or its designee).

                  (b) The Guarantors consent to the Assignment and each of the terms thereof, and agrees to pay and deliver to the Assignee (or its designee) the Guaranteed Obligations, subject to the Excepted Rights, and other sums payable under the Guarantee without any offset, deduction, defense, abatement, deferment, diminution or counterclaim, and the Guarantors will not assert any offset, deduction, defense (other than the defense of payment to the Assignee (or its designee)), abatement, deferment, diminution or counterclaim in any proceeding brought under the Assignment or with respect to the transactions contemplated therein or herein. The Guarantors will not, for any reason whatsoever, seek to recover from the Assignee (or its designee) any moneys paid to the Assignee (or its designee) by virtue of the Assignment.

                  (c) Subject to the Excepted Rights, the Lessee shall cause the Lease Rents and other sums payable to the Assignor under the Lease to be delivered to the Assignee (or its designee), as agent under the Credit Agreement, as an absolute net sum, in such manner that the Assignee (or its designee) shall have "collected funds" on the date and at the time payments are due under the Lease.

                  (d) The Guarantors shall cause the Guaranteed Obligations, subject to the Excepted Rights, and other sums payable to the Assignor under the Guarantee to be delivered to the Assignee (or its designee), as agent under the Credit Agreement, at its address set forth in Section 13.3 of the Participation Agreement.

                  (e) The Lessee hereby agrees to remain obligated under the Lease and this Consent in accordance with their respective terms, and to take no action to terminate (except in accordance with the express terms of the Lease), annul, rescind or avoid the Lease or this Consent or to abate, reduce, offset, suspend or defer or make any counterclaim or raise any defense (other than the defense of payment to the Assignee (or its designee)) with respect to the Lease Rents payable thereunder or to cease paying such Lease Rents to the Assignee (or its designee) as provided herein.

                  (f) The Guarantors hereby agree to remain obligated under the Guarantee and this Consent in accordance with their respective terms, and to take no action to terminate (except in accordance with the express terms of the Guarantee), annul, rescind or avoid the Guarantee or this Consent or to abate, reduce, offset, suspend or defer or make




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any counterclaim or raise any defense (other than the defense of payment to the
Assignee (or its designee)) with respect to the Guaranteed Obligations payable thereunder.

                  (g) The Lessee and the Guarantors hereby agree that upon the occurrence of a Default or an Event of Default, the Assignee (or its designee) shall have the right to deliver a notice of such default and make demand for payment under the Guarantee, which shall be effective for all purposes as if sent by the Assignor.

                  (h) The Lessee shall notify the Assignee (or its designee) at its address specified in the Participation Agreement, or such other address as the Assignee may designate, of any Lease Event of Default and agrees that no such default shall entitle the Lessee to terminate, annul, rescind or avoid the Lease or reduce or abate the Lease Rents or other sums payable thereunder.

                  4. Amendment or Termination; Assignee's Designation. (a) The Lessee agrees that it will not, unilaterally or by agreement, subordinate, amend, supplement, modify, extend (except in accordance with the express terms of the Lease), discharge, waive or terminate (except in accordance with the express terms of the Lease) the Lease or this Consent or any provision of any thereof without the Assignee's prior written consent, which consent may be withheld in the Assignee's sole discretion, and that any attempted subordination, amendment, supplement, modification, extension, discharge, waiver or termination without such consent shall be null and void. In the event that the Lease shall be amended or supplemented as herein permitted, the Lease, as so amended or supplemented, shall continue to be subject to the provisions of the Assignment and this Consent without the necessity of any further act by any of the parties hereto. Nothing in this Section 4 shall be construed as limiting or otherwise affecting in any way the Assignor's Excepted Rights or Shared Rights.

                  (b) The Guarantors agree that they will not, unilaterally or by agreement, subordinate, amend, supplement, modify, extend (except in accordance with the express terms of the Guarantee), discharge, waive or terminate (except in accordance with the express terms of the Guarantee) the Guarantee or this Consent or any provision of any thereof without the Assignee's prior written consent, which consent may be withheld in the Assignee's sole discretion, and that any attempted subordination, amendment, supplement, modification, extension, discharge, waiver or termination without such consent shall be null and void. In the event that the Guarantee shall be amended or supplemented as herein permitted, the Guarantee, as so amended or supplemented, shall continue to be subject to the provisions of the Assignment and this Consent without the necessity of any further act by any of the parties hereto. Nothing in this Section 4 shall be construed as limiting or otherwise affecting in any way the Assignor's Excepted Rights or Shared Rights.

                  5. Continuing Obligations of the Assignor and the Lessee. Neither the execution and delivery of the Assignment, nor any action or inaction on the part of the Assignee shall impair or diminish any obligations of the Assignor or the Lessee under the Lease or the Guarantors under the Guarantee, and shall not impose on the Assignee (or its





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designee) any such obligations, nor shall it impose on the Assignee (or its designee) a duty to produce Rents or cause the Assignee to be a mortgagee in possession for any purpose.

                  6. Severability. If any provision or provisions, or if any portion of any provision or provisions, in this Consent is found by a court of law of competent jurisdiction to be in violation of any local, state or Federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of the Lessee that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Consent shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained herein, and that the obligations of the Lessee under the remainder of this Consent shall continue in full force and effect.

                  7. Governing Law. THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS TO MATTERS RELATING TO THE CREATION OF LIENS AND THE EXERCISE OF REMEDIES WITH RESPECT
THERETO, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE
EQUIPMENT IS LOCATED.


                  IN WITNESS WHEREOF, the Lessee and the Guarantors have caused this Consent to be duly executed as of the date first written above.


                                        HANOVER COMPRESSOR COMPANY, as
                                        Lessee and Guarantor


                                        By: /s/  CURTIS BEDRICH
                                           ---------------------------------
                                             Name:    Curtis Bedrich
                                             Title:   Treasurer


                                        HANOVER/SMITH, INC., as Guarantor


                                        By: /s/  CURTIS BEDRICH
                                           ----------------------------------
                                             Name:    Curtis Bedrich
                                             Title:   Treasurer



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                                        HANOVER MAINTECH, INC., as Guarantor



                                       By: /s/  CURTIS BEDRICH
                                           ----------------------------------
                                             Name:    Curtis Bedrich
                                             Title:   Treasurer


                                        HANOVER LAND COMPANY, as Guarantor


                                       By: /s/  CURTIS BEDRICH
                                           ----------------------------------
                                             Name:    Curtis Bedrich
                                             Title:   Treasurer



For purposes of Section 5 hereof:

HANOVER EQUIPMENT TRUST 1998A

By:  Wilmington Trust Company, not in
its individual capacity but solely
as trustee

By: /s/  DONALD G. MACKELCAN
   ---------------------------------------
         Name:    Donald G. MacKelcan
         Title:   Assistant Vice President